Aravive GAS6/AXL Key Opinion Leader Symposium February 5th, 2019 Exhibit 99.1

Important Information Forward-Looking Statements This presentation contains forward-looking statements that may discuss Aravive’s plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive’s planned clinical activities, including the design, initiation, patient enrollment and availability of data from clinical studies and future indications and the anticipated safety, activity and manufacturability of Aravive’s product candidates. Forward-looking statements are based on Aravive’s current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the unpredictability of clinical development activities; risks related to Aravive’s ability to estimate and control its operating expenses; Aravive’s financial condition, Aravive’s ability to protect its intellectual property rights; Aravive’s ability to obtain and maintain regulatory approvals for its product candidates; changes in the competitive environment; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda Welcome - Jay Shepard, CEO History of Axl, Mer and Tyro3 (TAMS) and GAS6/AXL pathway - Greg Lemke, PhD GAS6/AXL Landscape & AVB-S6-500 - Amato Giaccia, PhD, Aravive Co-Founder, Director GAS6/AXL Role in Gynecological Oncology and Other Cancers  – Katherine Fuh, PhD, MD AVB-S6-500 Clinical Overview – Gail McIntyre, PhD, DABT AVB-S6 Role in Fibrosis — Gail McIntyre, PhD, DABT Question & Answer Session Closing Remarks – Jay Shepard, CEO

Axl, Mer and Tyro3 (TAMS) and the GAS6/AXL pathway Greg Lemke, PhD

All the kinases

TAMs among the tyrosine kinases

TAMs and their ligands

TAM biology cancer

TAM biology cancer virus infection

TAM biology cancer viral infection vascular biology

TAM biology cancer viral infection vascular biology immune regulation

Axl, Mer and Tyro3 (TAMS) and the GAS6/AXL pathway Greg Lemke, PhD

Amato J. Giaccia, PhD, Aravive Co-founder, Director GAS6/AXL Development Landscape and AVB-S6-500

GAS6/AXL: Multiple Clinical Applications

Few Drugs Specifically Target the Metastatic Tumor In Its Microenvironment 6 Source: https://www.centerwatch.com/drug-information/fda-approved-drugs/therapeutic-area/12/oncology Tumor micro environment drugs include anti-angiogenic agents Avastin and Zaltrap Metastatic Disease Remains The Largest & Poorly Served Market

Attributes of Key Microenvironment Factor Pathways VEGF/VEGFR signaling: VEGF source: tumor cells, fibroblasts, and macrophages angiogenesis, vasculogenesis, and lymphangiogenesis Approved drugs: bevacizumab, sunitinib, sorafinib, pegaptinib, ranibizumab, ramucirumab PDL-1/PDL-1 signaling: PDL-1 source: tumor cells and tumor-infiltrating immune cells. negatively regulate T cell proliferation, CTL function, cytokine secretion in tumor microenvironment. Approved drugs: nivolumab, pembrolizumab, atezolizumab, GAS6/AXL signaling : GAS6 source: tumor cells and tumor-infiltrating immune cells, macrophages, endothelial cell. Induces tumor cell growth, migration, radiation and chemotherapy resistance, DNA damage repair, decreased T cell response, increase MDSC , fibrosis Approved drugs: Cabozantinib (non selective small molecule AXL inhibitor)

GAS6/AXL Target Rationale

TAM Family


ProteinS
Gas6
Tubby/Tulp1
?
Tyro3
Axl
Mer

GAS6: Sole Ligand for AXL and no Ligand Independent Activation of AXL

High affinity GAS6-AXL binding ~30 pM

Biology of GAS6

Survival & Proliferation

- Single agent anti-tumor activity

Epithelial-Mesenchymal Transition

Tumor Adaptation Mechanism

EMT is natural cellular survival program that is harnessed by cancer cells in response to a hostile tumor microenvironment with critical role in several aspects of tumor biology

- Regulates invasion & metastasis
- Regulates acquired drug resistance
- Role in desmoplasia and fibrosis
- Role in immune evasion
  - *Re-programs tumor micro-environment- turning a cold tumor into a hot tumor*
  - *GAS6 suppresses immune response to tumors*
- *Role in senescence*

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GAS6/AXL Signaling: A Compelling Anticancer Target Activated In Many Different Human Tumors

Summary of Target Validation

- ✓ Differential expression in subset of cancers vs. normal tissue
- ✓ Correlated with clinical outcome
- ✓ Driver of oncogenic addiction
  - ✓ Over-expression transforms cells
  - ✓ Inhibition blocks growth, invasion, induces apoptosis
- ✓ Contributes to Tx Resistance *(VEGFi, EGFRi, HER2i, Imitinib, etc.)*
  - ✓ Over-expression promotes resistance in tumors
  - ✓ Inhibition re-sensitizes cells
- ✓ Pharmacological inhibition
  - ✓ with GAS6 neutralization

Examples	AXL/GAS6 Up-Regulation	References
AML, CML*	≥35%	*Rochlitz et al., 1999* *Gioia et al., 2011*
Pancreas*	50-70%	*Song et al., 2011* *Koorstra et al., 2009*
Ovarian*	50-90%	*Rankin et al., 2010* *Sun et al., 2004*
Kidney*	≥75%	*Gustafsson et al., 2009* *Chung et al., 2003*
Breast*	76-90%	*Zhang et al., 2008* *Berclaz et al., 2001* *McCormack et al., 2008*
Lung*	45-93%	*Shieh et al., 2005* *Wimmel et al., 2001* *Linger et al., 2012*

****Available Preclinical data with AVB-S6-500***

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Therapeutic Approaches to Targeting AXL/GAS6 Small Molecule against AXL Pros: direct anti-tumor activity, known chemistry (kinase inhibitors) Cons: selectivity/specificity challenge due to high kinase homology, off target DLT’s, high attrition for SM development, potential for multiple resistance mechanisms Standard Antibody against AXL Pros: directly targets tumor cells Cons: affinity barrier (require >5pM affinity), natural sAXL as decoy, potential for growth factor mediated resistance, “binding site barrier”, ADC associated with tox potential Standard Antibody against GAS6 Pros: targets tumor cells and stroma sources of growth factors Cons: affinity barrier (require >5pM affinity) Soluble Axl decoy receptor: leverages native interaction to overcome challenges associated with targeting AXL Complete target coverage, no off-target activity, high affinity agent

Small molecule drugs with AXL inhibitory activity

FDA Approved

- Cabozantinib (Exelixis)
  - c-Met, VEGFR2, AXL, Ret, Kit, Flt-1/3/4, Tie2
  - Approved for medullary thyroid and renal cancer
  - NSCLC, bladder, pancreatic neuroendocrine, endometrial, GIST, breast, sarcomas, CRC, HCC (phases 1-3)

In Clinical Trials

- BGB324 (BerGenBio)
  - AXL, Abl, Mer, Tyro3, InsR, EGFR, HER2, PDGFRβ
  - Phase 1b/2: NSCLC, TNBC, AML/MDS
- Gilteritinib (Astellas)
  - FLT3 , AXL ALK, LTK, AKT, STAT5, ERK, and S6.
  - AML (Phase 3)
- Glesatinib (Mirati)
  - MET and AXL inhibitor
  - Phase 2 with Opdivo
- S49076 (Les laboratoires Servier)
  - MET, AXL/MER, and FGFR1/2/3
  - Phase 1

In Clinical Trials (continued)

- Merestinib -LY2801653 (Lilly)
  - MET, MST1R, FLT3, AXL, MERTK, TEK, ROS1, NTRK1/2/3, DDR1/2 , MKNK1/2
  - Phases 1a/1b, 2

Pre-clinical

- BMS 77760 (BMS)
  - cMet, AXL, Ron and Tyro3, Lck, VEGFR-2, and TrkA/B
- TP0903, SGI 7079 (Tolero)
  - AXL inhibitor
- LDC1267
  - Tyro3, AXL and Mer
- RXDX-106/CEP-40783 (Ignyta)
  - AXL and c-Met

All lack selectivity, many lack anti-AXL potency

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Receptor Antibodies And Antibody-drug Conjugates Targeting GAS6/AXL

Compound	Sponsor/developer	Mechanism
YW327.6S2	Genentech	Binds to AXL, downregulating *AXL* expression, inhibiting activation, signalling, and Gas6-dependent Baf3-AXL cell proliferation
Anti-AXL D9 and E8	Institut de Recherche en Cancérologie de Montpellier Université	Inhibits phosphorylation of AXL and its downstream target, AKT, without affecting GAS6 binding; induces down-expression of AXL by internalization
HuMax-AXL-ADC	Genmab	Combines high-affinity human mAb against AXL with clinically validated cytotoxic drug from Seattle Genetics
GMAB1 and GMAB2	Amgen	Purified human antibodies, isolated from murine hybridomas, that bind to GAS6 and block TAM/AXL signalling

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AVB-S6-500: A Highly Potent Well Characterized Development Candidate Soluble hAXL receptor fused to hIgG1 Fc Clinically validated approach to achieve good PK properties and to reduce clinical/regulatory risk Fc portion same as on marketed drugs (e.g. Zaltrap, Orencia) Human fusion protein to avoid immunogenicity Optimization strategy provided mutiple leads of varying affinities toward GAS6: Selected development candidate, Aravive-S6-500, has affinity of 152 fM which is 200x improvement over natural interaction (30 pM). In vivo efficacy in multiple tumor models Safety & tolerability in monkeys Stability in circulation and in vivo PK-PD relationship consistent with convenient IV dosing High resolution co-crystal structure obtained to elucidate mechanism of high affinity binding

Nature Chemical Biology, Kariolis, et. al. Natural Affinity: > 30 pM AVB-S6-500 MOA: Prevents Binding of GAS6 to AXL on Cell Membrane and Blocks AXL Signaling GAS6 Axl Aravive-S6 decoy pAXL Aravive-S6 Affinity: < 0.15 pM

AXL Inhibition by AVB-S6-500 is Selective and Potent in Preclinical Studies AVB-S6-500 BGB324 Foretinib In vivo activity Breast cancer lung metastasis AVB-S6 Radiance [x106] (p/sec/cm2/sr) J Clin Invest. 2017;127(1):183–198

*Established Metastatic Disease **Methods in Rankin et al 2012 Methodology for Ovarian Tumor Model with Established Metastatic Disease** Unpublished “Affinity Matters” Efficacy - Affinity Matters

Potential for Complementary or Companion Diagnostic: A Proprietary Biomarker Assay (1) the ability to measure free Gas6 as a proxy of drug activity in the clinical setting (2) The potential to pre-screen for responder populations to improve chances of success (both in oncology and non-oncology clinical settings) Potentially as

Differentiation & Key Advantages of Targeting AXL Signaling Through GAS6 Inactivation with Aravive-S6 Improved specificity over small molecule RTK inhibitors RTKs have difficulty obtaining specificity because of kinase homology Multi-kinase inhibitors tend to have exposure limiting side-effects SM may have off-target tox that is uncovered only in mid-stage clinical development Overcomes affinity barrier of standard mAb’s and potential toxicity of ADCs Standard mAb’s tend to have affinity in nM range: GAS6-Axl interaction <1nM To best of our knowledge there are no fM affinity mAb’s to GAS6 Antibodies targeting cell surface AXL may bind circulating soluble AXL ADC-mediated cell killing of AXL or Mer expressing cells could be safety issue

GAS6 Within the Tumor Microenvironment and Fibrotic Tissue

GAS6/AXL Stimulates Cancer Growth, Survival and Metastasis: A Key EMT Regulator

Amato J. Giaccia, PhD, Aravive Co-founder, Director GAS6/AXL Development Landscape and AVB-S6-500

GAS6/AXL Role in Gynecological Oncology and Other Cancers Katherine Fuh, MD, PhD

How AXL is Important in Cancer CANCER IS METASTATIC RELAPSES CHEMORESISTANT NEED TREATMENT THAT ATTACKS ALL THESE STEPS

AXL Is Critical in Renal Cell, Breast, and Liver Cancer Metastasis

AXL Is Critical in Ovarian and Uterine Cancer Metastasis

AXL Regulates Treatment Resistance in Ovarian, Uterine, Renal Cell and Lung Cancer

Need: 1) Anti-metastasis agent 2) Chemotherapy-sensitizing agent

Post-chemotherapy - Biopsy Pre-chemotherapy Biopsy NED  NED  NED  DOD  AXL is increased post-chemotherapy in tumors that did not respond

Elevated tumor GAS6 and AXL in chemoresistant ovarian cancer AXL GAS6

Elevated serum GAS6 in chemoresistant ovarian cancer

AXL expression correlates with chemoresistance to carboplatin and paclitaxel

AVB-S6-500 in combination with chemotherapy prevents cell growth

AVB-S6-500 in combination with chemo inhibits tumor growth PDX model OVCAR8 model

Maintenance AVB-S6-500 continues to maintain low tumor volume

AXL is highly expressed in ovarian cancer No Expression Low Moderate - High Total specimens Normal ovary n=10 (100%) n=10 High-grade serous ovarian n=14 (9%) n=6 (4%) n=139 (87%) n=159 Omentum n=3 (9%) n=5 (16%) n=24 (75%) n=32 Peritoneum 1 (3%) 2 (7%) 27 (90%) n=30

GAS6/AXL Role in Gynecological Oncology and Other Cancers Katherine Fuh, MD, PhD

AVB-S6-500 in IgA Nephropathy Gail McIntyre, PhD, DABT Aravive SVP R&D

IgA Nephropathy: Potentially Accelerated Development Pathway Most common cause of Primary Glomerulonephritis and responsible for 10% of patients on dialysis Approximately 150,000-180,000 people in the US IgAN is caused by IgA deposits in the kidneys, causing mesangial proliferation (proteinuria) and fibrosis Renal biopsies demonstrate evidence of GAS6 pathway activation GAS6 role is mesangial proliferation and fibrosis Up to 50% of patients with IgAN develop end-stage renal disease and require dialysis within 20 years of diagnosis No therapies are approved for the treatment of IgAN Accelerated clinical development based on proteinuria as approvable end point (eg Omeros) Moriyama T, Tanaka K, Iwasaki C, Oshima Y, Ochi A, et al. (2014) Prognosis in IgA Nephropathy: 30-Year Analysis of 1,012 Patients at a Single Center in Japan. PLoS ONE 9(3): e91756. doi:10.1371/journal.pone.0091756

Decreased Proteinuria Improves Survival in IgAN Proteinuria in IgAN patients is associated with renal outcomes and the degree of proteinuria is the best predictor of renal risk 28 Effect of Proteinuria on Renal Survival in IgA Nephropathy Survival from renal failure <0.3 g/day 0.3-1g/day 1-2 g/day 2-3 g/day >3 g/day 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0123456789 10 11 12 13 14 15 Years Reich 2007 Approximately 60-70% of patients with IgAN have proteinuria of 1 g/day or greater Coppo et al, Kidney Intl (2014) 86:828-36; Reich et al, J Am Soc Nephrol (2007) 3177-83

GAS6 is expressed in IgAN

GAS6 Expression Correlates with Severity of IgA Nephropathy

Aravive Data: Serum GAS6 Elevated in IgA Patients

Lower Affinity GAS6-trap Improves Fibrosis and Proteinurea in Preclinical Experimental Glomerulonephritis

High Level Development Plan Small (N of 10-12) IgAN patients treated for 2 mos (4 doses) Open-label Monitor safety, PK/PD Ensure sGAS6 levels suppressed over dosing interval Monitor proteinuria, hematuria and other renal functions Biopsy prior and after treatment to assess effect on renal tissue and AXL activity

AVB-S6-500 in IgA Nephropathy Gail McIntyre, PhD, DABT Aravive SVP R&D

Aravive Clinical Development Program Gail McIntyre, PhD, DABT Aravive SVP R&D

Why Platinum-Resistant Ovarian Cancer as First Indication? Wealth of preclinical data with AVB-S6-500 in platinum resistant ovarian cancer Platinum-resistant ovarian tumors are highly AXL positive High unmet medical need mPFS for platinum resistant patients given paclitaxel or doxil is 3mos with OS of approximately 1 year Clinical study is feasible Reasonable enrollment Relatively short duration before read out FDA granted this program Fast-Track status in 2018

First Clinical Study in Healthy Volunteers Identified Well-Tolerated and Pharmacologically Active Doses 1 mg/kg 2.5 mg/kg 5 mg/kg 10 mg/kg 5 mg/kg weekly x 4 weeks Single Ascending IV Dose Portion Single-blind, Randomized 6 active/2 placebo per dose Repeat IV Dose Portion Single-blind, Randomized 7 active/3 placebo Data Presented at 2018 EORTC-NCI-AACR

All Doses of AVB-S6-500 Were Well-Tolerated AVB-S6-500 was well-tolerated across all doses (1-10mg/kg single doses and 4 weekly 5mg/kg doses) Treatment-emergent adverse events generally mild, transient and self-limiting No serious adverse events reported No anti-drug antibodies noted

Proof of Mechanism Demonstrated At All Doses Increased AVB-S6-500 Dose Increased Duration of Abrogation of Serum GAS6

Platinum Resistant Ovarian Cancer
Phase 1b/2 of AVB-S6-500: Phase 1b Portion

Status: FPI 4Q18, initial safety data expected mid-2019

Phase 1b Trial Design



Dose Confirmation Cohorts*
Expansion Cohorts
Total N = 24
Platinum Resistant Ovarian Cancer
1-3 prior lines, normal GI
AVB-S6-500 + Pac
N = 6
AVB-S6-500 + Pac
N = 6
*Ability to dose titrate based safety, tolerability, and PK/PD
AVB-S6-500 + PLD
N = 6
AVB-S6-500 + PLD
N = 6
*Ability to dose titrate based safety, tolerability, and PK/PD

- Safety lead-in portion of the Phase 1b/2 trial is designed to confirm dose predicted based on Phase 1 study in healthy volunteers
- Primary objective to assess safety and tolerability; Secondary objective to assess PK/PD and efficacy
- Exploratory objectives include exploration of efficacy endpoints in biomarker (GAS6, AXL) defined populations based on expression of those biomarkers in serum and/or tumor tissue.

Pac = Paclitaxel
PLD = Pegylated Liposomal Doxorubicin

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Platinum Resistant Ovarian Cancer
Phase 1b/2 of AVB-S6-500: Phase 2 Portion

Status: FPI expected 2H19, topline data expected end of 2020

Anticipated Phase 2 Trial Design



Total N = 120
Platinum Resistant Ovarian Cancer
1-3 prior lines
Pac Cohort
N = 60
Arm 1
AVB-S6-500 + Pac
N = 40
Arm 2
Pac
N = 20
PLD Cohort
N = 60
Arm 1
AVB-S6-500 + PLD
N = 40
Arm 2
PLD
N = 20

- Randomized (2:1), double-blind, placebo-controlled study to compare efficacy and tolerability of AVB-S6-500 in combination with PLD or Pac versus placebo plus PLD or Pac
- Primary objective to assess anti-tumor activity of AVB-S6-500 in combination with Pac Or PLD as measure by PFS
- Secondary objectives include assessment of PK/PD and add'l efficacy endpoints (ORR, OS, DOR, DCR)
- **Depending on results, study can be amended to include more patients to potentially become pivotal study**

Pac = Paclitaxel
PLD = Pegylated Liposomal Doxorubicin

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Next Oncology Study: Clear Cell Renal Cell Carcinoma (ccRCC) Unmet medical need Kidney cancer is a leading cause of cancer-related deaths in the United States. Metastasis to distant organs including the lung, bone, liver, and brain is the primary cause of death in kidney cancer patients, as only 12% of patients with metastatic kidney cancer will survive past 5 y, in comparison with 92% of patients with a localized disease (Escudier 2012) Most kidney cancer is chemo- and radiation-resistant, so targeted therapies are needed for the prevention and management of metastatic kidney cancer AXL expression in primary tumors of ccRCC patients correlates with aggressive tumor behavior and patient lethality. Strong preclinical data with AVB-S6-500 Have been watching the changing treatment landscape and see a potential to position AVB-S6-500

Rationale for AVB-S6-500 as Treatment for ccRCC

- AXL is increased and activated in response to low oxygen tensions
- AXL mediates prometastatic behavior in renal cell carcinoma and hepatocellular carcinoma cells under certain conditions
- AXL plays an important role in both EMT. **Inhibition of AXL reverses the invasive and metastatic phenotype preclinically.**
- GAS6/AXL signaling utilizes lateral activation of oncogenic signaling pathways, MET and SRC to maximize cellular invasion


Lung Tumor Burden
hGAPHD/18S
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
shSCRM
shAXL
*
shSCRM
shAXL
Lung Tumor Burden
hGAPDH/18S
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
PBS
sAXL
*
PBS
sAXL

VHL = von Hippel–Lindau

HIF-1 & HIF-2 = hypoxia-inducible transcription factor (1 or 2)

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Rankin et al, PNAS, September 16, 2014, vol. 111, no. 37, pp 13373–13378

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Aravive Clinical Development Program Gail McIntyre, PhD, DABT Aravive SVP R&D

Q&A?

Thank you